Exhibit 99.4

1 U P X Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03PGDD + + 1. To approve the issuance of Southern Missouri Bancorp, Inc. (“Southern Missouri”) common stock pursuant to the Agreement and Plan of Merger, dated as of September 20, 2022 (as it may be amended from time to time), by and among Southern Missouri, Southern Missouri Acquisition VI Corp., a wholly owned subsidiary of Southern Missouri (“Merger Sub”), and Citizens Bancshares Co. ( “Citizens”) pursuant to which Citizens will merge with and into Merger Sub, followed by a merger of Merger Sub with and into Southern Missouri (the “Southern Missouri share issuance proposal”). 2. To approve adjournment of the Southern Missouri special meeting of shareholders, if necessary or appropriate, to solicit additional proxies in favor of the Southern Missouri share issuance proposal. For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Special Meeting Revocable Proxy Card For Against Abstain A Proposals — The Board of Directors recommend a vote “For” Proposal 1 and and a vote “For” Proposal 2. 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMMMM MMMMMMMMMMMMMMM 5 5 5 3 4 4 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 MMMMMMMMMMMM MMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext If no electronic voting, delete QR code and control # Δ ≈ You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/SMBC-SM or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/SMBC-SM Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Votes submitted electronically must be received by [*] at 1:00 A.M., local time. Your vote matters – here’s how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/SMBC-SM Special Meeting of Shareholders Proxy Solicited on behalf of the Board of Directors for Special Meeting — [*] The undersigned hereby revokes all proxies previously given with respect to all shares of common stock $.01 par value per share of Southern Missouri Bancorp, Inc. (“Southern Missouri”) which the undersigned is entitled to vote at Southern Missouri’s Special Meeting of Shareholders (the “Special Meeting”) to be held on [*] at Southern Missouri’s headquarters, located at 2991 Oak Grove Road, Poplar Bluff, Missouri 63901 at [9:00 a.m.] local time, and at any and all adjournments or postponements thereof and appoints Charlie Love and Greg Steffens (the “proxies”) with full power of substitution, to act as proxies for the undersigned for the purpose of voting all shares of common stock of Southern Missouri which the undersigned is entitled to vote at the Special Meeting, and at any and all adjournments or postponements thereof, as fully and with the same effect as the undersigned might or could do if personally present, as indicated on the reverse side. This proxy may be revoked in the manner described in joint proxy statement/prospectus dated [*] for the Special Meeting. The undersigned acknowledges receipt from Southern Missouri, prior to the execution of this proxy, of the Notice of Special Meeting, joint proxy statement/prospectus dated [*]. Shares represented by this proxy will be voted when properly executed by the shareholder(s) in the manner directed by such shareholder(s). If no such directions are indicated, this Proxy will be voted “For” Proposal 1 and “For” Proposal 2. In their discretion, the members of the Board of Directors of Southern Missouri are authorized to vote upon such other business as may properly come before the meeting in their best judgment. (Items to be voted appear on reverse side) Revocable Proxy — Southern Missouri Bancorp, Inc. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Change of Address — Please print new address below. Comments — Please print your comments below. C Non-Voting Items + + Special Meeting Admission Ticket Special Meeting of Southern Missouri Bancorp, Inc. Shareholders [*] [9:00 am] CT 2991 Oak Grove Road Poplar Bluff, MO 63901 Upon arrival, please present this admission ticket and photo identification at the registration desk.